Exhibit 4.1

[LOGO]

NUMBER		SHARES

TEL

COMMON STOCK
PAR VALUE $0.20
INCORPORATED UNDER THE
LAWS OF BERMUDA

CUSIP G9144P 10 5
PLEASE SEE REVERSE
FOR CERTAIN DEFINITIONS

[GRAPHIC]

THIS CERTIFIES THAT

TYCO ELECTRONICS LTD.

THIS CERTIFICATE IS TRANSFERABLE	IS THE OWNER OF
IN JERSEY CITY, NJ, NEW YORK, NY,	FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF TYCO ELECTRONICS LTD.
PITTSBURGH, PA OR LONDON, ENGLAND Countersigned and Registered: MELLON INVESTOR SERVICES LLC Transfer Agent and Registrar

transferable only on the books of the corporation by the holder hereof in person or by attorney duly authorized, upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Islands of Bermuda and to the Memorandum of Association and Bye-Laws of the corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

By:	DATED

[SEAL]
Authorized Signature	PRESIDENT AND CHIEF EXECUTIVE OFFICER	EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

AMERICAN BANK NOTE COMPANY			PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714
711 ARMSTRONG LANE			PROOF OF MAY 11, 2007
COLUMBIA, TENNESSEE 38401			TYCO ELECTRONICS
(931) 388-3003			TSB 26020 FC
SALES:	R. JOHNS	516-731-2885	Operator: Ron/AP
/ ETHER 7 / LIVE JOBS / T / TYCO 26020 FC			Rev. 9

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:    OK AS IS      OK WITH CHANGES          MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Certificate prints in 4-color process. IMAGE “BLEEDS” OFF CERTIFICATE.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

NOTE: TEXT RECEIVED BY MODEM OR E-MAIL IS NOT PROOFREAD WORD FOR WORD.

TYCO ELECTRONICS LTD.

The Corporation will furnish without charge to each shareholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–	Custodian
TEN ENT	–	as tenants by the entireties		(Cust)	(Minor)
JTTEN	–	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act
		in common		(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED                 hereby sell, assign and transfer unto

Please Insert Social Security or Other Identifying Number of Assignee

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated

NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BYAN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY			PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714
711 ARMSTRONG LANE			PROOF OF FEBRUARY 21, 2007
COLUMBIA, TENNESSEE 38401			TYCO ELECTRONICS
(931) 388-3003			TSB 26020 BK
SALES:	R. JOHNS	516-731-2885	Operator: Ron
/ ETHER 7 / LIVE JOBS / T / TYCO 26020 BK			Rev. 3

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:    OK AS IS      OK WITH CHANGES          MAKE CHANGES AND SEND ANOTHER PROOF